EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this  Registration  Statement of
U. S. Bancorp on Form S-4 of our report dated January 31, 1997, appearing in the Annual Report on Form 10-K of U. S. Bancorp for the year ended December 31, 1996, and to the reference to us under the heading "Experts" in the Prospectus, which is a part of this Registration Statement.



DELOITTE & TOUCHE LLP

April 23, 1997